UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – August 5, 2016

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure.

On August 5, 2016, Extended Stay America, Inc. (the “Corporation”) issued a press release announcing that its subsidiary, ESH Hospitality, Inc. (“ESH REIT” and, together with Extended Stay America, Inc., the “Company”), is seeking to raise new senior secured credit facilities (the “ESH REIT Credit Facilities), including a new $350 million revolving credit facility to replace its existing $250 million revolving credit facility and a new $1,300 million senior secured term loan (the “Term Loan”). In addition, the Corporation intends to enter into a new $50 million revolving credit facility to replace its existing $50 million revolving credit facility (together with the ESH REIT Credit Facilities, the “New Credit Facilities”).

ESH REIT expects to use proceeds from the Term Loan, together with cash and borrowings under the new ESH REIT revolving credit facility, to repay in full its existing approximately $1,500 million mortgage loan and to pay the related fees and expenses.

The consummation of the New Credit Facilities and proposed refinancing of the existing mortgage loan are subject to a number of factors, and there can be no guarantee that ESH REIT or the Corporation will enter into the New Credit Facilities or that ESH REIT will refinance the existing mortgage loan on favorable terms or at all. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated August 5, 2016, announcing launch of new credit facilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: August 5, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: August 5, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release of Extended Stay America, Inc. and ESH Hospitality, Inc., dated August 5, 2016, announcing launch of new credit facilities.